Exhibit 99.1    Our Code of Ethics and Business Conduct Living Our Vision, Values & Goals

Our Vision We want to satisfy our customers’ financial needs and help them succeed financially. Our Values Five primary values guide every action we take: What’s right for customers People as a competitive advantage Ethics Diversity and inclusion Leadership Our Goals We want to become the financial services leader in these areas: Customer service and advice Team member engagement Innovation Risk management Corporate citizenship Shareholder value

Table of Contents Our Vision, Values & Goals guide our actions 3 How to use our Code 3 What’s right for customers 4 Who needs to follow our Code? 4 People as a competitive advantage 5 Ethics 5 Making the right choice5 Diversity and inclusion 6 Leadership 6 Accountability 6 We do not tolerate retaliation 6 Where to go for help 7 Our EthicsLine and how it works 7 We are trusted 8 Keep confidential information safeand secure 8 Use our assets wisely 9 Weare transparent and candid 10 Maintain accurate and complete records 10 Be clear and candid in our public communications 10 Weact with honesty and integrity 11 Avoid conflicts of interest 11 Exchange only appropriate gifts and entertainment 12 Exercise sound judgment in incurring business expenses 13 Deal fairly with our customers and others 13 Wehonor our legal obligations 14 Anti-bribery and anti-corruption 14 Competition and antitrust laws 14 Insider trading and other trading restrictions 15 Global trade, sanctions, embargoes, and anti-boycott laws 16 Anti-money laundering 16 Political activities 17 We serve the greater good 18 Support our communities 18 Respect human rights 18 Protect the environment 19 A final thought 20 Additional resources 20 Waivers and exceptions 20 Glossary 21 1 OUR CODE OF ETHICS AND BUISNESS CONDUCT

A message from TimSloan Ethics and integrity are as critical as ever to our work to build a better bank for all of our stakeholders. The Code of Ethics and Business Conduct is an extension of our Vision, Values & Goals, and together with our Team Member Handbook, company policies, and other detailed regional and business work rules, it guides us in doing the right thing in the right way. Should you find yourself in doubt, it’s important for you to ask questions through the resources listed in the Code, and raise concerns using the EthicsLine. Our customers have high expectations of us, and we have even higher expectations of ourselves. We must demonstrate ethics and integrity in all we do; hold one another accountable to the highest ethical standards; and speak up when we see something that could cause harm to our customers, communities, team members, or our company’s reputation. Thank you for living our vision and values and for your commitment to helping us reach our goal of becoming the leader in financial services in customer service and advice; team member engagement; innovation; risk management; corporate citizenship; and shareholder value. Sincerely, Timothy J. Sloan Chief Executive Officer and President

Our Vision, Values & Goals guide ouractions    We must never lose sight of putting our customers first and helping them succeed financially. Our common vision, distinct values, and goals should form the fabric that holds us together wherever we are, whatever we do. As members of the same team, it doesn’t matter what our respective responsibilities are, our levels or titles, what businesses we’re part of, or where we live and work. Our shared Vision, Values & Goals unite us as One Wells Fargo In order to maintain our reputation as a trusted, ethical company, we must do our part to ensure that our values come alive through our actions. Every day when we come to work, we have the opportunity to bring our Vision, Values & Goals to life. Our culture is continually reinforced by the choices and actions each of us makes every day. ThisCode of Ethics and Business Conduct (“Code”) contains basic principles and additional guidance to help us make the best decisions and to comply with the laws, rules and regulations that govern our business. This Code, together with our Vision, Values & Goals, Team Member Handbook, other detailed regional and business work rules, and our more comprehensive company policies, are intended to serve as resources when we are faced with ethics or compliance issues or when we have questions about what to do in specific situations.    How to use our Code No code of conduct can cover every possible situation, which is why we rely on you to use good judgment and to speak up promptly when you have questions or concerns. In addition to the Code, we also have a number of other resources and corporate and line of business policies for team members. Throughout the Code, we have listed policies that provide more detail on specific topics. Also included is advice on where to go for additional guidance and support. Wells Fargo operates globally, and if, at any time, this Code or our policies differ with local laws, rules, and regulations, you should comply with the more restrictive policies, laws, rules, or regulations. Whenever the applicability or interpretation is unclear, team members should contact their manager, Employee Relations (ER) Solutions (for U.S.-based team members), appropriate Human Resources professional (for non U.S.-based team members), or the Ethics Oversight group. Directors of Wells Fargo & Company should contact the general counsel, corporate secretary or chair of the Governance and Nominating Committee of the Board of Directors (the “Board”) of Wells Fargo & Company.    OUR CODE OF ETHICS AND BUISNESS CONDUCT    3

What’s right for customers We place customers at the center of everything we do. We want to exceed customer expectations and build relationships that last a lifetime. Our customers are always our priority. Our customer focus is one of the characteristics that distinguishes us from our competitors. We do what’s right for our customers by: • Helping them make informed financial choices and being honest and fair in our dealings and communications with them. • Protecting customer confidential information and data. • Responding promptly to complaints and treating all customers in a fair, consistent, and responsible manner.    4    Who needs to follow our Code? Our Code applies to all team members, including officers, as well as directors of Wells Fargo & Company and its subsidiaries, regardless of location or employee classification. In addition, we look for third-party service providers that share our commitment to integrity, customer service, ethics, compliance, and behavior that is consistent with our Code. We will take the appropriate actions where we believe they have not met our high standards, their contractual obligations, or have violated any applicable law, rule, or regulation. See the Supplier Code of Conduct for additional guidance. OUR CODE OF ETHICS AND BUISNESS CONDUCT

People as a competitive advantage We strive to attract, develop, motivate, and retain the best team members — and collaborate across businesses and functions to serve customers. As team members and representatives of Wells Fargo, we always value and support one another. We believe everyone on our team is important and deserves respect. • We treat one another with fairness and dignity; we do not tolerate discrimination, harassment, or intimidation. • When working with others, we let them know that they are expected to act in a manner consistent with our sense of fair treatment and equal opportunity. • We respect, honor, and appreciate one another.    Ethics We’re committed to the highest standards of integrity, transparency, and principled performance. We do the right thing, in the right way, and hold ourselves accountable. We have a responsibility to always act with honesty and integrity. When we do so, we earn the trust of our customers. We have to earn that trust every day by behaving ethically; rewarding open, honest communication; and holding ourselves accountable for the decisions we make and the actions we take.    5 OUR CODE OF ETHICS AND BUISNESS CONDUCT

Diversity and inclusion We value and promote diversity and inclusion in all aspects of business and at all levels. Success comes from inviting and incorporating diverse perspectives. Collaboration and inclusiveness are central to how we work because the best solutions are often those that draw on our diverse ideas and perspectives. As team members we have a responsibility to: • Do our part to help Wells Fargo to serve and earn business from a wide variety of communities and stakeholders. • Integrate diversity into our sourcing processes. • Help create an environment where all team members can contribute, develop, and fully use their talents. • Keep an open mind to new ideas, and listen to different points of view. Leadership We’re all called to be leaders. We want everyone to lead themselves, lead the team, and lead the business — in service to customers, communities, team members, and shareholders. Every team member is expected to be a leader. This means that each of us must take responsibility for maintaining Wells Fargo’s reputation and for ensuring that we always act with honesty and integrity. Each of us must: • Act consistently with our Vision, Values & Goals. • Be familiar and comply with this Code; applicable laws, rules, and regulations; and company and line of business policies. Pay particular attention to the policies that pertain to your job responsibilities. • Be a role model for ethical leadership, and support your fellow team members when they ask questions and raise ethical concerns. • Help maintain a culture where everyone feels comfortable speaking up. 6    • Never pressure a team member or third-party service provider to do something for you that is outside the scope of standard business practice. • Complete required training in a timely manner. • Cooperate and be honest and accurate when responding to any formal investigation, regulatory examination, audit or similar type of inquiry. Accountability We are all accountable for complying with the Code, as well as all company policies and applicable laws, rules, and regulations that apply to us. Likewise, we are all accountable for our decisions and actions, especially managing the risks inherent in our roles and appropriately escalating issues and violations of which we become aware. If mistakes are made, we acknowledge them and act to correct them. Violation of the provisions of this Code or the referenced policies and guidelines is grounds for corrective action, which may include termination of your employment. Certain actions may also result in legal proceedings, including prosecution for criminal violations. We do not tolerate retaliation We do not engage in or tolerate retaliation of any kind against anyone for providing information in good faith (or otherwise in accordance with applicable country-specific laws) about suspected unethical or illegal conduct, including fraud; securities law or regulatory violations; possible violations of any Wells Fargo policies (including this Code); other inappropriate workplace behavior; or concerns regarding accounting, internal accounting controls, or auditing matters. If you think that you or someone you know has been retaliated against, contact any of the resources listed in this Code. To learn more • Allegation Management Policy • Speak up and Nonretaliation Policy OUR CODE OF ETHICS AND BUISNESS CONDUCT

Wheretogoforhelp We have a responsibility to protect the reputation and integrity of Wells Fargo. If you see or suspect illegal or unethical behavior involving Wells Fargo, including possible violations of this Code, or violations of laws, rules or regulations— whether it relates to you, your manager, a co-worker, a customer or a third-party service provider—or if you have a question or need help making an ethics or compliance decision, you have several options. You can contact any of the following at any time: • Contact the EthicsLine, particularly to report concerns regarding possible internal fraud-related unusual activity; violations of the Code or applicable laws, rules, or regulations; or to report concerns relating to accounting, internal accounting controls, or auditing matters. Note: EthicsLine reports about human resources-related matters are forwarded to Employee Relations for research and follow-up. • Discuss the matter with any manager in your organization’s reporting line to whom you feel comfortable talking. • Contact ER Solutions, (for U.S.-based team members) or the appropriate Human Resources professional (for non U.S.-based team members). • Contact the Ethics Oversight group. • You may also report a concern regarding accounting, internal accounting controls, or auditing matters directly to the Audit & Examination Committee of the Board. Information about communicating with our directors or other committees of the Board and the process for reviewing communications sent to the Board or its members is available on the Corporate Governance page of wellsfargo.com. Wells Fargo is committed to investigating potential violations and dealing with each report fairly and reasonably.    Our EthicsLine and how it works Our EthicsLine is a confidential way to report possible violations of the Code or any laws, rules, or regulations. You may contact the EthicsLine 24 hours a day, 7 days a week. • 1-800-382-7250 or • Wells Fargo EthicsLine Web Reporting • Team members outside of the United States can call using international phone numbers and access codes. The EthicsLine call center is staffed by third-party interview specialists. Translation services are available. Where allowed by local law, you may choose to remain anonymous. When you contact the EthicsLine, the interview specialist will listen, ask clarifying questions if necessary, and then write a summary report of the call. The summary will then be provided to Wells Fargo for assessment and further action. The Audit & Examination Committee of the Board oversees the investigation of concerns raised about accounting, internal accounting controls, or auditing matters. When you contact the EthicsLine, it is important to provide as many details as possible, for example, who, what, when, where. Because Wells Fargo may need some additional information, you will be assigned a report number and asked to call back at a later date to answer any follow-up questions. Any information provided to the EthicsLine will be treated as confidential to the extent allowed by applicable law. In some instances, during the course of investigations, information may be shared on a need to know basis. Under some circumstances, Wells Fargo may be required to report certain types of suspicious activity and other activity that may potentially violate criminal laws. 7 OUR CODE OF ETHICS AND BUISNESS CONDUCT

We are trusted    Keep confidential information safe and secure Our standard Each of us has access to confidential information about Wells Fargo, our customers, team members, and our third-party service providers. We are responsible for keeping confidential information safe and secure. Always remember • Use confidential information only for legitimate Wells Fargo business purposes and not for your personal gain or to compete with WellsFargo. • Protect confidential information you acquire through your employment or service with Wells Fargo in accordance with business and Information Security policies and procedures. • Never discuss confidential information when others might be able to overhear you. • Customer information requires special care—do not disclose it to anyone outside Wells Fargo except in accordance with applicable privacy policies and customer agreements, as required or permitted by law. • Keep team members’ and customers’ personal information safe and secure and only share it with those who have a legitimate Wells Fargo business need to know. • Report the loss or unauthorized use or disclosure of confidential information to the Security Response Center at 1-877-494-WELLS (1-877-494-9355), option 3; 001-480-437-7599 for international callers who do not have 877 service; or send an email toCompromisedData@wellsfargo.com. 8 OUR CODE OF ETHICS AND BUISNESS CONDUCT

Team member responsibilities • Do not use proprietary information that you acquired while working at another company, and do not pressure other team members to doso. • Do not attempt to access confidential information unless you have a legitimate Wells Fargo business reason to do so. • Be careful when accepting information from third parties. You should know and trust their sources and ensure that Wells Fargo has appropriate rights to use the information. • Do not use or disclose proprietary information about Wells Fargo or its team members, customers or third-party service providers to anyone except properly designated team members, unless required by law. In some business units, there may be additional policies that restrict the flow of confidential information with other business units, including those that are engaged in investment advisory or securities trading activities. Nothing in this Code prevents you from either discussing or disclosing the terms and conditions of your employment (including your pay) or from reporting any possible violation of law or regulation to the appropriate authority or investigative agency. To learn more • Information Security Policy • Privacy and Solicitation Policy • Global Data Protection and Privacy Policy • Information Risk Management (IRM) • Telemarketing Laws website on Teamworks    Use our assets wisely Our standard We are trusted with and responsible for protecting Wells Fargo’s assets and using them appropriately. Wells Fargo assets include physical and intellectual property. Always remember • Use Wells Fargo assets only for legitimate Wells Fargo business purposes. • Protect the assets under your control from theft, waste, misuse, loss, and damage. • Guard against viruses, malware, and damage to our company systems. Team member responsibilities • Limited personal use of company-owned phones, computers, electronics, and company networks is allowed, but use good judgment and alwaysensure that personal use does not interfere with your work environment or in any way violate our policies or security requirements. • All intellectual property that is developed while working for Wells Fargo must be disclosed to Wells Fargo and it cannot be used externally or published without written permission. • Do not sell, lend, or donate our assets without approval. • Protect your user IDs, passwords, and PINs. Whether in the office or traveling, always keep your company-owned laptop, mobile devices, and digital storage media safe and secure. To learn more • A list of references and contact information to support compliance with our Information Security Policy is included in the Team Member Handbook and in non-U.S. handbooks and HR guides. • Bring Your Own Device program. OUR CODE OF ETHICS AND BUISNESS CONDUCT    9

We are transparent and candid    Maintain accurate and complete records Our standard Each of us has an important role to play in recording financial and non-financial information. We must always be accurate and timely when reporting personnel and business transactions. We are committed to full, fair, accurate, timely, and understandable disclosure in the public reports and documents that Wells Fargo files with, submits, or provides to the U.S. Securities and Exchange Commission, other regulatory authorities, our shareholders, and the public. Team member responsibilities • Follow all applicable accounting standards, legal requirements, and our system of internal controls. • Properly classify and label information. • If, in your role for Wells Fargo, you receive a non-routine request for information from a government or regulatory agency, involve the internal compliance resources to review and prepare an appropriate response. • Never dispose of information that may be related to litigation or a regulatory proceeding unless authorized to do so by the Law Department or the Information Risk Management(IRM) Program. • Never alter or change legal documents or agreements without the proper authorization or consent. • Never sign a blank or incomplete document or agreement, or ask a customer or vendor to do so. • If you find an error in any of our books or records, including in your pay and benefits statements or time keeping systems, report it to your manager immediately. To learnmore • Information Risk Management (IRM) • Information Security Policy • Records Management Policy 10    Be clear and candid in our public communications Our standard When we share information with the public, we must do so carefully and consistently. In all of our communications we should be as candid and transparent as possible while keeping in mind our responsibilities to protect confidentiality and privacy. This includes the use of social media as well as more traditional forms of oral and written communication. Only approved Wells Fargo spokespeople may speak on the company’s behalf. Team member responsibilities • Be alert to situations where others might think you are speaking on behalf of Wells Fargo. • Direct external inquires to the appropriate Communications resource. • If you come across malicious, threatening, libelous, detrimental, or defamatory posts involving Wells Fargo, forward them to socialmedia@wellsfargo.com. Some business lines may have additional restrictions on electronic communications including prohibitions and preapproval requirements. To learn more • Electronic Communications & Social Media guidance and Media Contact in the Team Member Handbook and in non-U.S. handbooks and HR guides • Disclosure guidelines in our Regulation FD Policy OUR CODE OF ETHICS AND BUISNESS CONDUCT

We act with honesty and integrity    Avoid conflicts ofinterest Our standard We must work to avoid conflicts of interest in our personal and business activities, in any number of circumstances, including through outside employment or business activities and personal transactions, finances or relationships. Remember that the appearance of a conflict of interest may be just as damaging to Wells Fargo’s reputation as an actual conflict of interest. The following are examples of actual or potential conflicts of interest: • A situation that interferes with your duties or responsibilities to Wells Fargo, or that affects your ability to act in the best interests of Wells Fargo • A situation when you receive an improper benefit as a result of your position with Wells Fargo • An instance where you learn about a business opportunity through the use of company property, information, or position and use it for personal benefit or otherwise compete with or divert business from Wells Fargo • Wells Fargo’s or a team member’s interests conflict with a customer’s interest • The interests of one customer conflict with those of another customer Where conflicts cannot be avoided, we should be transparent about their existence and take proactive steps to manage them.    Always remember If you are presented with a situation that might involve a conflict of interest or the appearance of a conflict of interest, ask these questions: • Would public disclosure of the matter embarrass Wells Fargo? • To an impartial observer, would it look like a conflict? • Does this action conflict with the best interest of the customer? • Is there a specific policy or procedure that covers this type of situation? • Do I need to get preclearance or disclose thesituation in writing? When in Oversight doubt, discuss    the matter with your manager or the Ethics group. Additional rules and procedures are applicable to our directors and executive officers. Team member responsibilities • Identify actual and potential conflicts of interest and be familiar with situations that require preclearance through the Global Preclearance System. • Some team members are subject to additional requirements and restrictions, including preclearance, under their line-of- business policies and procedures relating to outside activities and personal investments. This may include team members employed in the brokerage, investment banking, investment research, advisory, trust, and investment management units, as well as senior officers who make or supervise fiduciary investment decisions, as applicable. To learn more • About Preclearance • Conflicts of Interest and Outside Activities Policy • Business and Personal Activities with Public Officials and Government Entities Policy Additional rules apply to executive officers and directors: • FIRA/Regulation O sections of Corporate Regulatory Compliance: Standards for Selected Regulations • Related Person Transaction Policy and Procedures • Corporate Governance Guidelines 11 OUR CODE OF ETHICS AND BUISNESS CONDUCT

Exchange only appropriate gifts and entertainment Our standard We generally permit the giving and receiving of business gifts and entertainment that are reasonable; are neither lavish nor excessive in frequency; are consistent with accepted, lawful business practices; and where no inference can be drawn that the gift or entertainment could influence you in the performance of your duties for Wells Fargo. But if not handled carefully, the giving or receiving of gifts or entertainment can be illegal or may damage Wells Fargo’s reputation, especially if it appears to influence a business decision. Always remember Giving and receiving gifts and entertainment with external parties is always unacceptable if it is: • Illegal, including when it attempts or intends to influence or reward in connection with Wells Fargo business • Offered in exchange for a business referral, to improperly influence, or to gain another form of business advantage • In the form of cash or cashequivalents, • Indecent or otherwise does not comport with our values • In excess of the gift limitations in the Gifts and Entertainment Policy and /or other applicable policies based on your position • Intended to circumvent our Gifts and Entertainment Policy and other applicable policies Before providing gifts or entertainment to individuals or entities involved in contract negotiations or competitive bidding with Wells Fargo, team members should discuss with their manager, and directors should discuss with the General Counsel, with sensitivity to the potential for the appearance of improper influence. 12    Team member responsibilities • When giving a gift or providing entertainment, keep in mind that your actions should never violate applicable laws, and they should be consistent with the customs and policies of Wells Fargo and the recipient. • Be aware that providing gifts or entertainment to public officials and government entities is controlled by very strict laws and regulations, violations of which can have severe consequences for you and for the company. Preclear proposed gifts and entertainment provided to public officials or government entities in accordance with corporate policies through the Global Preclearance System. • Some team members are subject to additional requirements and restrictions, including preclearance under their line of business policies and procedures. To learn more • Gifts and Entertainment Policy • About Preclearance • Anti-Bribery and Corruption Policy • Business and Personal Activities with Public Officials and Government Entities Policy • Domestic Travel Policy • International Travel Policy OUR CODE OF ETHICS AND BUISNESS CONDUCT

Exercise sound judgment in incurring business expenses Our standard At every level, all of us are responsible for expense management. Team member responsibilities • Review expenses to ensure that they adhere to our policies and accurately reflect the expense incurred. • Be sure that expenses make appropriate business sense. • Enter and process all expenses accurately, through required channels and ensure that someone with the proper authority approves them, if required. To learn more • Domestic Travel Policy • International Travel Policy    Deal fairly with ourcustomers and others Our standard We must be honest and fair in our dealings and communications with our customers, as well as with third-party service providers, competitors and each other. We provide our customers and prospective customers with advice, service, and many products, and we are committed to making financial products and services available to them on a fair, transparent, and consistent basis, and to conducting business in a responsible manner. Always remember • Products provided to our customers should be in the customer’s best interest, must be explained in a way that the customer can understand, and the terms and conditions must be thoroughly and accurately disclosed. • Steering a customer to an inappropriate or unnecessary product to receive sales credit may harm the customer and is a violation of theCode. • Manipulating or misrepresenting sales, reporting, or customer information is a violation of theCode. • Know the sales referral and compensation guidelines that are applicable to your role. • Never engage in unfair, deceptive, or abusive acts or practices. Team member responsibilities • Offer customers enough information to allow them to consent to a product from an informed position. • Record sales results accurately and completely. • Compete fairly in the marketplace. • Report sales activities that may not be in accordance with company policies. Managers should identify and timely address sales practices that are inconsistent with our Vision, Values & Goals and this Code. To learn more • Fair Lending Policy • Unfair, Deceptive, or Abusive Acts or Practices Policy 13 OUR CODE OF ETHICS AND BUISNESS CONDUCT

We honor our legal obligations We are committed to following all applicable laws, rules and regulations that apply to our businesses. More information about our responsibilities under certain laws, rules and regulations applicable to our industry is outlined below.    Anti-bribery and anti-corruption Our standard We do not tolerate bribery and corruption, which, in all forms, go against our Vision, Values & Goals and our company policies, and violate the law. We do not offer or accept bribes or any other kind of improper payment, including facilitation payments or anything of value, and we do not do anything through a third party that we are not allowed to do ourselves. Team member responsibilities • Keep accurate records so that all payments and business transactions are accurately and completely described. • Comply with our Anti-Bribery and Corruption Policy when selecting third-party service providers. Be vigilant and monitor their behavior. Never “look the other way.”    To learn more • Anti-Bribery and Corruption Policy • Gifts and Entertainment Policy    Competition and antitrust laws Our standard We believe in free and open competition. We gain our competitive advantage through superior performance rather than through unethical or illegal business practices. Competition laws are complex, and compliance requirements can vary based on the jurisdiction and circumstance. If you have any questions, seek appropriate guidance from your line of business compliance team or the Law Department before taking action. Always remember All jurisdictions in which we operate have laws against practices that interfere with competition. The following activities should always be avoided but, if they occur, must be escalated to business risk leaders: • Entering into anti-competitive agreements with competitors, including price fixing, bid rigging, market allocation, and agreements to restrict supply or fix resale prices. • Exchanging competitively sensitive information with competitors. • Boycotting certain customers or third-party service providers. • Abusing a position of market dominance. To learn more • Anti-Competitive Behavior guidance • Anti-Tying guidance • Operational Risk & Compliance Escalation Standards 14 OUR CODE OF ETHICS AND BUISNESS CONDUCT

Insider trading andother trading restrictions Our standard You must never buy or sell securities when you have material, nonpublic information, nor should you ever “tip” others by providing them with material, nonpublic information. Insider trading restrictions cover Wells Fargo securities and the securities of other companies, including customers and third- party service providers, and apply to you and your immediate family. These restrictions also apply to transactions or trades conducted in your personal accounts or any other account over which you have direct or indirect control. If you commit an insider trading violation, the consequences can be severe, including immediate termination of your employment; civil and criminal penalties for you, anyone you tip, and Wells Fargo as a company; and damage to Wells Fargo’s reputation. Always remember • Derivative and hedging transactions involving Wells Fargo securities are not permitted. • Insider trading laws prohibit you from trading on material, nonpublic information even after you are no longer employed by or providing services to Wells Fargo. • If you inadvertently disclose material, nonpublic information to a person inside or outside Wells Fargo who is not obligated to keep the information confidential, you must immediately report it to the Law Department. • Certain transactions that comply with applicable securities laws may be subject to specific exceptions from these requirements, including transactions under a trading plan that complies with U.S. securities law requirements. In addition to complying with U.S. securities laws, a trading plan must be preapproved by Wells Fargo’s General Counsel or Corporate Secretary before it is used. 15    Team member responsibilities • Understand and follow any additional trading policies, firewall and other restrictions that apply to you and your business unit. Wells Fargo directors, executive officers, and certain other team members expressly identified and notified by our general counsel or corporate secretary may be subject to quarterly blackout trading restrictions and preclearance requirements under the Wells Fargo Personal Trading Policy. To learn more • Conflicts of Interest and Outside Activities Policy • Corporate Governance Guidelines • Wells Fargo Personal Trading Policy OUR CODE OF ETHICS AND BUISNESS CONDUCT

Global trade, sanctions, embargoes, and anti-boycott laws Our standard We are committed to following applicable trade laws, regulations, and sanctions. Always remember United States law and our policies prohibit team members from cooperating with unsanctioned boycotts of countries that are friendly to the U.S. We also have policies, procedures, and controls to comply with U.S., European Union, U.K., and United Nations rules pertaining to transactions and investments that involve certain countries, groups, or individuals, including those associated with terrorism, narcotics trafficking, or nuclear weapons proliferation. Team member responsibilities • Seek guidance from the Law Department to ensure that transfers of information, technology, products, or software across international borders comply with laws governing imports and exports. • Trade restrictions and sanctions often change. If you are involved in cross-border transactions, make sure you are up-to-date on the relevant rules. To learn more • Anti-Boycott Policy • Global Sanctions Policy 16    Anti-money laundering Our standard As a global financial institution, we have special responsibilities to help combat money laundering. Our Global AML Governance Policy and related procedures are designed to comply with all applicable laws and regulations related to money laundering and terrorist financing. Team members are required to comply with these policies, procedures and controls. Team member responsibilities • Complete all customer due diligence requirements. • Be alert to—and report—any unusual or suspicious activity to your manager and internal groups responsible for anti-money laundering compliance. • Complete all required anti-money laundering and related compliance training on a timely basis. To learn more • Customer Due Diligence Policy • Global AML Governance Policy • Unusual Activity Referral (UAR) and Suspicious Activity Reporting (SAR) Policy OUR CODE OF ETHICS AND BUISNESS CONDUCT

Political activities Our standard You have the right to voluntarily participate in the political process; however, you need to always be sure your personal political opinions and activities are not viewed as those of Wells Fargo. Always remember • Wells Fargo does not use company funds for any candidate campaign contributions, including those made to candidate campaign committees, political parties, caucuses, or independent expenditure committees. • Before you become, agree to become, or announce intention to become a candidate or appointee to a public office, you must submit a request for preclearance through the Global Preclearance System for your service. • Wells Fargo works to comply with U.S. procurement lobbying and pay to play laws. Team member responsibilities • Do not commit any Wells Fargo corporate resources for political purposes; consult with Government Relations and Public Policy if you have questions. • Do not solicit contributions or distribute political literature during work hours or from work premises, or use corporate resources (including your Wells Fargo email address) for such purposes. • Preclear before communicating with U.S. government officials or entities for the purpose of soliciting new government business. 17    Some team members are subject to additional requirements and restrictions, including preclearance of outside political activities and contributions, under applicable laws and corporate and business policies and procedures. This may include team members employed in the brokerage, investment banking, investment research, advisory, trust, and investment management units, as well as senior officers who make or supervise fiduciary investment decisions. To learn more • About Preclearance • Business and Personal Activities with Public Officials and Government Entities Policy • Conflicts of Interest and Outside Activities Policy • Government Relations Compliance Policy • Solicitation and Distribution Policy OUR CODE OF ETHICS AND BUISNESS CONDUCT

We serve the greater good    Support our communities Our standard We want to be known as a trusted neighbor in the communities where we live and operate. Team member responsibilities • If you volunteer to help local civic organizations, be sure that your participation does not interfere with your work or create a potential conflict of interest. • Soliciting or pressuring customers, third-party service providers, or other team members to support your favorite charities or causes is not allowed. • Understand when your involvement with a nonprofit organization or political contribution may require preclearance through the Global Preclearance System. To learn more • Guidelines for corporate contributions to civic and charitable organizations are set locally and are coordinated by the community affairs managers for each market or region. • About Preclearance • Business and Personal Activities with Public Officials and Government Entities Policy • Community Support Programs website • Conflicts of Interest and Outside Activities Policy • Solicitation and Distribution Policy 18    Respect human rights Our standard Consistent with our Vision, Values & Goals, Wells Fargo recognizes that governments have the duty to protect human rights, and our company has a responsibility to respect human rights. To that end, we strive to respect human rights throughout our operations and our products and services, including consistent treatment among people, employee well-being and security, economic and social freedom, and environmental stewardship. We seek tangible ways to apply these principles through our actions and relationships with our team members, customers, suppliers and communities in which we do business. Team member responsibilities Each of us can help support efforts to prevent human rights abuses including modern slavery and human trafficking. • Remember that respect for human dignity begins with our daily interactions with one another and with our customers and includes promoting diversity, accommodating disabilities, and doing our part to protect the rights and dignity of everyone with whom we do business. • Report any suspicion or evidence of human rightsabuses in our operations or related to any specific customer or investment activity as well as the operations of our suppliers. To learn more • Human Rights Statement • Indigenous Peoples Statement • Supplier Code of Conduct 18 OUR CODE OF ETHICS AND BUISNESS CONDUCT

Protect the environment Our standard We are committed to integrating environmental mindfulness into all we do and accelerating environmental sustainability. We recognize that our environmental impact goes beyond how we operate. We see the business value of taking a leadership position in addressing our own environmental footprint and in finding innovative solutions to help our communities and customers become more resilient. We also know that our impacts extend beyond the walls of our operations to include our supply chain and customers. We focus on managing environmental risks in our approach to lending and making investments, and across our supply chain. We all do better when we make decisions that care for and improve the environment. Team member responsibilities Each of us can help support efforts to advance environmental sustainability in our operations and our communities. • Be proactive about minimizing resource use in your workplace. • Consider joining a Green Team to get more actively involved in supporting sustainability efforts. • Speak up if you have suggestions about ways to improve our sustainability initiatives. 19    To learn more • Environmental Stewardship section of wellsfargo.com or the internal environmental affairs site • Environmental and Social Risk Management Policy • Climate Change Statement • Learn how to join a Green Team OUR CODE OF ETHICS AND BUISNESS CONDUCT

A final thought    Our Code covers many of the ethics and business conduct topics that we are likely to face in our work, but no code can cover every possible situation. That is why it is important to remember that you have other resources in addition to our Code that you can use to help you make good decisions: • The most important resource is you. Rely on your experience and good judgment. But remember, in order to make informed decisions you must know and understand the policies, laws and regulations — especially those that apply to your job. • Always keep our Vision, Values & Goals in mind. It can help you stay on track, make the right decisions, and be clear about our priorities. • In any situation if you’re not sure what to do, don’t be afraid to ask questions and get help. • Report concerns regarding possible violations of the Code, laws, rules, regulations, or company policies and practices to the EthicsLine.    Additional Resources • Allegation Management Policy • Anti-Boycott Policy • Anti-Bribery and Corruption Policy • Bring Your Own Device program • Business and Personal Activities with Public Officials and Government Entities Policy • Community Support Programs website • Conflicts of Interest and Outside Activities Policy • Corporate Governance Guidelines • Customer Due Diligence Policy • Domestic Travel Policy • Electronic Communications & Social Media Guidance • Environmental and Social Risk Management (ESRM) Policy • Ethics Portal • Fair Lending Policy • FIRA/Regulation O sections of Corporate Regulatory Compliance: Standards for Selected Regulations • Gifts and Entertainment Policy • Global AML Governance Policy • Global Data Protection and Privacy Policy • Global Sanctions Policy    Government Relations Compliance Policy HR guides and handbooks (non- U.S.) Human Rights Statement Indigenous Peoples Statement Information Risk Management (IRM) Information Security Policy International Travel Policy Privacy and Solicitation Policy Records Management Policy Regulation FD Policy Related Person Transaction Policy and Procedures Solicitation and Distribution Policy Speak up and Nonretaliation Policy Supplier Code of Conduct Team Member Handbook (U.S.) Telemarketing Laws website on Teamworks Unfair, Deceptive, or Abusive Acts or Practices Policy Unusual Activity Referral (UAR) and Suspicious Activity Reporting (SAR) Policy The Vision, Values & Goals of Wells Fargo Wells Fargo Personal Trading Policy    Waivers and exceptions In limited circumstances, waivers or exceptions to the Code may be appropriate. Any waivers or exceptions to this Code for executive officers or directors of Wells Fargo & Company may only be made by the Board or the appropriate Board committee, and will be promptly disclosed to our shareholders in accordance with legal and regulatory requirements. Any waivers or exceptions to the Code for other team members may only be approved by the Ethics Oversight group in accordance with the Policy Management Policy. 20 OUR CODE OF ETHICS AND BUISNESS CONDUCT

Glossary Anything of Value Any benefit or financial or other advantage, including money, per diems, property, gifts, meals, entertainment, lodging, travel, contributions, donations, offers of employment, below-market discounts, loans, forgiveness of loans, refunds, rebates, benefit-in-kind (as defined by the Anti-Bribery and Corruption Policy/Gifts and Entertainment Policy), educational or research grants or subsidies, or preferential treatment or access. Bribe or Bribery The intentional offer, promise, or giving of anything of value, directly or indirectly, to or from any person to improperly influence that person, as an inducement for that person to act improperly or refrain from acting properly, including in accordance with official or fiduciary duties or contractual or other obligations, or to gain any other improper advantage. Corruption Dishonest or fraudulent conduct by those in power, typically involving bribery. Derivative Transaction A derivative is a security with a price that is dependent upon or derived from one or more underlying assets. Its value is determined by fluctuations in the underlying asset. For purposes of this Code, a derivative transaction would not include the acquisition or exercise of an employee stock option or other stock right granted as part of a Wells Fargo compensation and benefits program or an investment in or the conversion of Wells Fargo convertible preferred stock. Facilitation Payments Payments, typically small in amount, to individuals to secure or expedite the performance of a routine action that the individual has a duty to perform (also known as “grease payments”). Firewall Information-sharing restrictions, commonly known as firewalls, help protect against the flow of nonpublic information.    Hedging Transaction A type of transaction in securities that limits investment risk with the use of derivatives, such as options and futures contracts. Hedging transactions purchase opposite positions in the market in order to ensure a certain amount of gain or loss on a trade. Material Information Information is “material” if it could reasonably be expected to affect the market price of a company’s securities, or if it likely would be considered important by an investor when deciding to buy or sell a company’s securities. Both positive and negative information may be material. Some types of information are usually considered to be material and include but are not limited to the following: • Earnings or financial results • Dividend increases or decreases • Changes in previously released earnings estimates • Significant gains or losses • Significant expansion or curtailment of operations, merger, acquisition or divestiture proposals or agreements • Significant purchases or sales of assets • Major litigation • New debt or equity offerings Nonpublic Information Information about a business organization that is not generally available to or known by the public (also called “inside information”). Proprietary Information Information that is unique to Wells Fargo and is shared only based on distinct business need to know. Compromise of proprietary information would impact Wells Fargo’s ability to compete. Examples of proprietary information include customer lists, technical data, product costs, and trade secrets. Securities Securities include but are not limited to stocks, bonds, notes, debentures, limited partnership units, other equity or debt securities, and derivative instruments (e.g., options, warrants, puts, calls, futures contracts, or other similar instruments).    Additional definitions can be found in the Team Member Handbook and applicable policies referenced throughout this Code. 21 OUR CODE OF ETHICS AND BUISNESS CONDUCT

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